UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2012
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to the acquisition of Pinnacle I, located in San Francisco, California (the “Property”). The acquisition of Pinnacle I was disclosed in our Company's 10Q filed with the Securities and Exchange Commission on November 9, 2012.

(a)     Financial Statements of Property Acquired.
Report of Independent Auditors
Statements of Revenues and Certain Expenses for the the years ended December 31, 2011 and nine months ended September 30, 2012 (unaudited)
Notes to Statements of Revenues and Certain Expenses

(b)     Unaudited Pro Forma Financial Information.
Unaudited pro forma consolidated balance sheet as of September 30, 2012
Unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2012
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2011
Notes to unaudited pro forma consolidated financial statements

(d)    Exhibits.

Exhibit No.		Description
23.1	*	Consent of Ernst & Young LLP.

*	Filed herewith.

Report of Independent Auditors

The Board of Directors and Stockholders of Hudson Pacific Properties, Inc.

We have audited the accompanying statement of revenues and certain expenses of Pinnacle I (the “Property”) for the year ended December 31, 2011. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion in the current report on Form 8-K of Hudson Pacific Properties, Inc., as described in Note 1, and are not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in Note 1) of Pinnacle I for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California
January 17, 2013

Pinnacle I
Statements of Revenues and Certain Expenses
Year Ended December 31, 2011 and Nine-Months Ended September 30, 2012 (unaudited)
(In thousands)

	Nine Months Ended September 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues
Rental Revenue	$10,289	$14,250
Tenant recoveries	1,062	1,539
Parking and other	1,517	2,080
Total revenues	12,868	17,869

Certain expenses
Property operating expenses	3,632	4,953
Total certain expenses	3,632	4,953
Revenues in excess of expenses	$9,236	$12,916

See accompanying notes

Pinnacle I
Notes to Statements of Revenues and Certain Expenses
Year Ended December 31, 2011 and Nine-Months Ended September 30, 2012 (unaudited)
(In thousands)

1. Basis of Presentation

The accompanying statements of revenues and certain expenses include the operations of Pinnacle I (“The Property”), an office building located in Los Angeles, California.

The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation, amortization, management fees, certain property administrative expenses, interest expense, interest income and amortization of above-and below-market leases.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Parking and other revenue is revenue that is derived from the tenants’ use of telecommunications, parking and the fitness center. Parking and other revenue is recognized when the related services are utilized by the tenants.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of September 30, 2012, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

2012 (three months ending December 31, 2012)	$3,579
2013	14,770
2014	14,580
2015	13,183
2016	12,251
2017	8,826
Thereafter	17,577
$84,766

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

For the year ended December 31, 2011 and the nine-months ended September 30, 2012, two tenants represented 76.4% and 79.3% (unaudited), respectively, of the Property’s rental revenues.

5. Related Party Transactions

An affiliate of the owner of the property provides engineering services to the property. For the year ended December 31, 2011 and the nine-months ended September 30, 2012, $62 and $53 (unaudited) of engineering related services, respectively are included in the Property’s property operating expenses

6. Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

7. Subsequent Events

The Property evaluated subsequent events through January 17, 2013, the date the financial statements were available to be issued.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet of Hudson Pacific Properties, Inc. (the “Company” or “Our”) as of September 30, 2012 and unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2011 and the nine months ended September 30, 2012 have been prepared as if the acquisition of Pinnacle I and related financing had occurred on September 30, 2012 for the pro forma consolidated balance sheet, and as if the acquisition of Pinnacle I and concurrent financing had occurred on January 1, 2011 for both pro forma consolidated statements of operations.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of the Pinnacle I and related notes thereto included elsewhere in this filing and our forms 10-K and 10-Q’s filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent our financial position that would have actually occurred had the acquisition of the Pinnacle I and related financing occurred on September 30, 2012, (2) represent the results of our operations that would have actually occurred had the acquisition of the Pinnacle I and related financing occurred on January 1, 2011 and (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2012
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Financing Transactions	Acquisition of Pinnacle I and related financing	Company Pro forma
	(A)	(B)	(C)
ASSETS
Investment in real estate, net	$1,183,757	$—	$197,053	$1,380,810
Cash and cash equivalents	27,288	87,116	(83,423)	30,981
Restricted cash	10,697	—	3,356	14,053
Accounts receivable, net	8,833	—	—	8,833
Mortgage Receivable	4,000	—	—	4,000
Straight-line rent receivables	14,047	—	—	14,047
Deferred leasing costs	74,389	—	16,110	90,499
Deferred finance costs, net	6,331	484	1,015	7,830
Interest rate contracts	92	—	—	92
Goodwill	8,754	—	—	8,754
Prepaid expenses and other assets	6,630	—	—	6,630
TOTAL ASSETS	$1,344,818	$87,600	$134,111	$1,566,529

LIABILITES AND EQUITY
Notes payable	$359,454	$87,600	$129,000	$576,054
Accounts payable and accrued liabilities	22,882	—	928	23,810
Below-market leases and above-market ground leases	28,714	—	2,731	31,445
Security deposits	5,974	—	—	5,974
Prepaid rent	7,143	—	—	7,143
TOTAL LIABLITIES	424,167	87,600	132,659	644,426

6.25% Series A Cumulative Redeemable Preferred units of the Operating Partnership	12,475	—	—	12,475

EQUITY
Hudson Pacific Properties, Inc. shareholders' equity
Series B Cumulative Redeemable Preferred Stock	145,000	—	—	145,000
Common stockholders	472	—	—	472
Additional paid-in capital	730,783	—	—	730,783
Accumulated other comprehensive loss	(1,283)	—	—	(1,283)
Accumulated deficit	(24,709)	—	—	(24,709)
Total Hudson Pacific Properties, Inc. shareholders' equity	850,263	—	—	850,263

Non-controlling unitholders in Operating Partnership	57,913	—	—	57,913
Non-controlling interest in consolidated real estate entity	—	—	1,452	1,452
TOTAL EQUITY	908,176	—	1,452	909,628
TOTAL LIABILITIES & EQUITY	$1,344,818	$87,600	$134,111	$1,566,529

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2012
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Financing Transactions	Acquisition of Pinnacle I and related financing	Other proforma adjustments	Company Pro forma
	(AA)	(BB)	(CC)	(DD)
Revenues
Office
Rental	$68,522	$—	$10,207	$—	$78,729
Tenant recoveries	15,942	—	1,062	—	17,004
Other	7,103	—	1,517	—	8,620
Total office revenues	91,567	—	12,786	—	104,353
Media & Entertainment
Rental	17,331	—	—	—	17,331
Tenant recoveries	1,071	—	—	—	1,071
Other property-related revenue	10,797	—	—	—	10,797
Other	146	—	—	—	146
Total media & entertainment revenues	29,345	—	—	—	29,345
Total revenues	120,912	—	12,786	—	133,698
Operating Expenses
Office operating expenses	38,176	—	3,632	—	41,808
Media & entertainment operating expenses	17,993	—	—	—	17,993
General and administrative	12,822	—	—	—	12,822
Depreciation and amortization	39,422	—	6,326	—	45,748
Total operating expenses	108,413	—	9,958	—	118,371
Income from operations	12,499	—	2,828	—	15,327
Other Expense (Income)
Interest expense	13,977	1,507	3,901	—	19,385
Interest income	(149)	—	—	—	(149)
Acquisition-related expenses	815	—	—	—	815
Other expense	(109)	—	—	—	(109)
	14,534	1,507	3,901	—	19,942
Net loss	$(2,035)	$(1,507)	$(1,073)	$—	$(4,615)
Less: Net income attributable to preferred stock and units	(9,693)	—	—	—	(9,693)
Less: Net income attributable to restricted shares	(226)	—	—	—	(226)
Less: Net (income) loss attributable to non-controlling members in consolidated real estate entities	—	—	19	—	19
Add: Net loss attributable to unitholders in the Operating Partnership	704	—	—	169	873
(Loss) income attributable to Hudson Pacific Properties, Inc. shareholders’ / controlling member’ s equity	$(11,250)	$(1,507)	$(1,054)	169	$(13,642)
Net (loss) attributable to shareholders’ per share—basic and diluted	$(0.28)				$(0.34)	(EE)
Pro Forma weighted average shares outstanding—basic and diluted	39,945,249				39,945,249	(EE)

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2011
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Financing Transactions	Acquisition of Pinnacle I and related financing	Other proforma adjustments	Company Pro forma
	(AA)	(BB)	(CC)	(DD)
Revenues
Office
Rental	$75,343	$—	$14,141	—	$89,484
Tenant recoveries	22,102	—	1,539	—	23,641
Other	7,763	—	2,080	—	9,843
Total office revenues	105,208	—	17,760	—	122,968
Media & Entertainment
Rental	21,617	—	—	—	21,617
Tenant recoveries	1,539	—	—	—	1,539
Other property-related revenue	13,638	—	—	—	13,638
Other	187	—	—	—	187
Total media & entertainment revenues	36,981	—	—	—	36,981
Total revenues	142,189	—	17,760	—	159,949
Operating Expenses
Office operating expenses	44,740	—	4,953	—	49,693
Media & entertainment operating expenses	22,446	—	—	—	22,446
General and administrative	13,038	—	—	—	13,038
Depreciation and amortization	44,660	—	8,433	—	53,093
Total operating expenses	124,884	—	13,386	—	138,270
Income from operations	17,305	—	4,374	—	21,679
Other Expense (Income)
Interest expense	17,480	2,009	5,203	—	24,692
Interest income	(73)	—	—	—	(73)
Acquisition-related expenses	1,693	—	—	—	1,693
Other expense	443	—	—	—	443
	19,543	2,009	5,203	—	26,755
Net loss	$(2,238)	$(2,009)	$(829)	$—	$(5,076)
Less: Net income attributable to preferred stock and units	(8,108)	—	—	—	(8,108)
Less: Net income attributable to restricted shares	(231)	—	—	—	(231)
Less: Net (income) loss attributable to non-controlling members in consolidated real estate entities	(803)	—	14	—	(789)
Add: Net loss attributable to unitholders in the Operating Partnership	946	—	—	196	1,142
(Loss) income attributable to Hudson Pacific Properties, Inc. shareholders’ / controlling member’ s equity	$(10,434)	$(2,009)	$(815)	196	$(13,062)
Net loss attributable to shareholders’ per share—basic and diluted	$(0.35)				$(0.44)	(EE)
Pro Forma weighted average shares outstanding—basic and diluted	29,392,920				29,392,920	(EE)

HUDSON PACIFIC PROPERTIES, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    Balance sheet adjustments

(A)	Represents the historical balance sheet of Hudson Pacific Properties, Inc. (the “Company,” “we,” “our” or “us”) as of September 30, 2012.

(B)
Reflects a $49,600 financing secured by 901 Market Street and related loan costs of $484 and a draw of $38,000 on our unsecured revolving credit facility. The 901 Market Street loan bears interest at LIBOR plus 225 basis points per annum and will mature on October 31, 2016. The proceeds from these financing transactions were used to acquire the Pinnacle I property.

(C)
Reflects the acquisition of the Pinnacle I property. The total consideration of $209.5 million consists of investment in real estate, net ($197,053), deferred leasing costs and lease intangibles, net ($16,110) and below-market leases ($2,731) and liabilities assumed ($928). The Company recorded the purchase price of the property’s tangible and intangible assets in accordance with Financial Accounting Standards Board Accounting Standards Codification ASC Topic 805: Business Combinations. In order to acquire the Pinnacle I property, we originated approximately $129,000 of property-level debt (with loan costs of $1,015 and restricted cash of $3,356), in addition to a joint venture partner contribution of $1,452. The remaining $83,423 was paid from available cash on hand. The $129,000 secured loan bears interest at 3.954% per annum and is due on November 7, 2022.

2.    Income statement adjustments

(AA)	Reflects our historical consolidated statement of operations for the nine-month period ended September 30, 2012 and for the year ended December 31, 2011.

(BB)
The pro forma adjustments reflect the financing of 901 Market Street and the line of credit draw for the nine months ended September 30, 2012 and for the year ended December 31, 2011 as if the borrowings occurred on January 1, 2011. We used current LIBOR rates plus the respective credit spreads on the 901 Market Street loan and on our unsecured revolving credit facility.

(CC)
The pro forma adjustments reflect the acquisition and related financing of Pinnacle I for the nine months ended September 30, 2012 and for the year ended December 31, 2011 as if the property was acquired and financed on January 1, 2011.

(DD)
Reflects the incremental impact on our pro forma results of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 to reflect the income allocation to unitholders in our operating partnership as a result of the proforma adjustments described in (BB) and (CC).

(EE)
Pro forma loss per share—basic and diluted is calculated by dividing pro forma consolidated net loss allocable to common stockholders by the number of weighted average shares of common stock outstanding for the nine-month period ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: January 17, 2013	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Exhibit Index

Exhibit No.		Description
23.1	*	Consent of Ernst & Young LLP.